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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): MAY 31, 2002



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-13289                   76-0069030
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



     5847 SAN FELIPE, SUITE 3300
          HOUSTON, TEXAS                                            77057
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 789-1400


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ITEM 5.           OTHER EVENTS.

                  Effective January 1, 2002, Pride International, Inc. (the "Company") adopted SFAS No. 142, "Goodwill and Other Intangible Assets," which eliminates the amortization of goodwill and requires that goodwill be reviewed annually for impairment. The Company has not yet completed its impairment analysis of goodwill, but ceased amortizing goodwill on January 1, 2002. Exhibit
99.1 attached hereto shows the Company's net income and earnings per share, adjusted to exclude goodwill amortization expense, for the twelve months ended December 31, 2001, 2000 and 1999.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Table showing Pride International, Inc.'s net income and earnings per share, adjusted to exclude goodwill amortization expense, for the twelve months ended December 31, 2001, 2000 and 1999.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIDE INTERNATIONAL, INC.


                                   By: /s/ Earl W. McNiel
                                      --------------------------------------
                                      Earl W. McNiel
                                      Vice President and Chief Financial Officer


Date: May 31, 2002






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                                  EXHIBIT INDEX

NO.               DESCRIPTION
---               -----------

99.1 Table showing Pride International, Inc.'s net income and earnings per share, adjusted to exclude goodwill amortization expense, for the twelve months ended December 31, 2001, 2000 and 1999.










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